EXHIBIT 99.1

For Immediate Release
Contact:
David Bulger (Company)	Jerry Daly or Carol McCune
EVP, CFO and Treasurer	Daly Gray (Media)
(561) 227-1302	(703) 435-6293

Innkeepers USA Trust Announces Fourth Quarter and Year 2004 Earnings

RevPAR Increases 9.5 Percent in Fourth Quarter

PALM BEACH, Fla., February 22, 2005—Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale extended-stay hotel properties throughout the United States, today announced results for the fourth quarter and the year 2004.

	4Q 2004*	4Q 2003*	% Change*	Year 2004*	Year 2003*	% Change*
Net loss applicable to common shareholders	$(2,340)	$(7,359)	68%	$(1,138)	$(18,144)	94%
Diluted loss per share	$(0.06)	$(0.20)	70%	$(0.03)	$(0.49)	94%
Funds from operations (FFO)	$5,796	$1,464	296%	$31,418	$15,893	98%
Adjusted FFO	$5,867	$5,243	12%	$34,631	$27,553	26%
FFO per share	$0.15	$0.04	275%	$0.81	$0.41	98%
Adjusted FFO per share	$0.15	$0.14	7%	$0.89	$0.71	25%
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$15,353	$10,078	52%	$74,276	$50,152	48%
Adjusted EBITDA	$15,428	$13,857	11%	$72,458	$61,869	17%

*	In thousands, except per share and percentage change data

FFO, Adjusted FFO, FFO per share, Adjusted FFO per share, EBITDA and Adjusted EBITDA are not generally accepted accounting principles (GAAP) financial measures and are discussed in further detail on pages 6-7.

FFO and FFO per share for the year 2004 include $4,249,000 in issuance costs pertaining to the Series A Cumulative Convertible preferred shares that were redeemed in January 2004. The Series A preferred share issuance costs have been excluded from Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA.

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FFO, FFO per share and EBITDA for the fourth quarter 2003 includes $10,249,000 in percentage lease revenue that was deferred for the first, second and third quarters 2003. The deferred percentage lease revenue is not recognized as revenue for the fourth quarter 2003 for Adjusted FFO, Adjusted FFO per share and Adjusted EBITDA.

Adjusted FFO, Adjusted FFO per share and Adjusted EBITDA exclude other charges and discontinued operations.

Highlights

In 2004, the company achieved a number of significant milestones:

•	Reported the first year of positive revenue per available room (RevPAR) growth since the year 2000.

•	Completed the acquisition by its wholly owned taxable REIT subsidiaries (TRS) of all its leases from its former lessees.

•	Doubled the amount of its quarterly common share dividend in the third quarter 2004. The company paid $0.18 in common share dividends for 2004, which included a $0.03 common share dividend for the first and second quarters and $0.06 for the third and fourth quarters 2004.

•	Completed an offering of new 8.0% Series C Cumulative Preferred shares and used proceeds to redeem its Series A 8.625% Cumulative Convertible Preferred shares.

•	Continued to shed non-strategic assets with the sale of a Residence Inn in Eden Prairie, Minn., and a Hampton Inn in Norcross, Ga.

•	Completed the purchase of three hotel properties representing 544 rooms: the Homewood Suites-Riverwalk/Downtown San Antonio, the Four Points by Sheraton, Ft. Walton Beach, Fla., and a hotel property in downtown Louisville, Ky., to be converted to a Hampton Inn.

•	Acquired a site in Valencia, Calif., for $3.7 million, with plans to build a 157-suite Embassy Suites, which is projected to open in 2006.

•	Announced in December the pending acquisition of three hotel properties, which closed in late December and January 2005, comprising 387 rooms in downtown Washington, D.C. (Doubletree Guest Suites), Columbia, Md. (Hampton Inn) and Montvale, N.J. (to be converted to a Courtyard).

•	In January sold Residence Inns in Portland, Ore. and Vancouver, Wash.

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•	Spent $25 million on selected capital projects at its hotel properties.

•	Completed a new $135 million revolving unsecured line of credit.

•	Maintained a low-levered balance sheet. Debt to investment in hotels at cost ratio is 30 percent at December 31, 2004.

•	The nearest term maturity on the company’s outstanding debt is in 2007.

Results

RevPAR for the company’s 66 comparable hotel properties increased 9.5 percent for the fourth quarter 2004 to $66.51. Occupancy increased 3.3 percent to 70.2 percent, and average daily rate (ADR) increased 6.0 percent to $94.74 for the fourth quarter 2004.

The RevPAR improvement of 9.5 percent for the fourth quarter 2004 reflects a 13.3 percent increase in RevPAR at the company’s eight Silicon Valley, Calif., hotel properties primarily as a result of a continuing rebound in the local economy and the beginning of the return of the business traveler. Excluding Silicon Valley, the remainder of the company’s portfolio achieved a RevPAR increase of 8.8 percent for the fourth quarter 2004.

RevPAR for the company’s 66 comparable hotel properties improved 7.8 percent for the year 2004 to $70.54. Occupancy rose 4.2 percent to 73.9 percent, and ADR increased 3.5 percent to $95.42 for the year 2004.

Adjusted FFO per share and Adjusted EBITDA for the fourth quarter 2004 was $0.15 and $15.4 million, respectively, compared to $0.14 and $13.9 million for the fourth quarter 2003 (see pages 6-7 for a further discussion regarding these financial measures). The Adjusted FFO per share of $0.15 increased $0.01 compared to the fourth quarter 2003 due to the 9.5 percent RevPAR increase being offset by a TRS net loss of $(2.7) million. The Adjusted FFO per share of $0.15 exceeded our Adjusted FFO per share guidance of $0.12 for the fourth quarter.

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2005 Outlook

“2004 was our first full-fledged year of recovery and was an excellent year for Innkeepers,” said Jeffrey H. Fisher, Innkeepers chief executive officer and president. “Particularly gratifying at this stage were the RevPAR gains driven by ADR and occupancy. We believe we are in the early innings of a well-entrenched recovery, and we are looking forward to a robust 2005 due to the positive market dynamics of low supply growth and rising demand.

“The acquisition market also is strong, with buyers and sellers finally coming together as a result of higher confidence in future cash flows,” he said. “We have closed on the three acquisitions we announced in December 2004, all in the Northeast, which we believe has a strong long-term growth curve.”

Fisher noted that three hotels are closed and in the process of being rebranded and repositioned. “The Louisville, Ky., Hampton Inn, is scheduled to open in the second quarter 2005, and the Atlantic City, N.J. Courtyard is expected to open in the fourth quarter 2005. In January 2005, we acquired a hotel in Montvale, N.J., which is closed and is in the process of being rebranded to a Courtyard, with an opening expected in 2006.

“Our acquisition strategy remains the same, targeting premium brands in the upscale and upscale extended stay sectors and hotels with the potential to be rebranded and repositioned, in major markets with strong demand generators and high barriers to new competition. In addition, we continue to selectively pursue development opportunities with compelling economics, like our acquisition of the Valencia, Calif., site, where we plan to build an Embassy Suites.

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“Our disposition strategy involves possibly selling a few selected hotels that are deemed nonstrategic.

“2005 appears to be a continuation of 2004, as rising demand improves our ability to move rate in the right direction. We are forecasting 6.0 percent RevPAR improvement for 2005.

2005 Guidance

David Bulger, executive vice president, chief financial officer and treasurer, said that, based upon the aforementioned RevPAR forecast for the company’s year 2005, forecasted financial results are as follows (in millions, except per share data):

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	Year 2005
RevPAR % increase	6.0%	6.0%	6.0%	6.0%	6.0%
Net income applicable to common shareholders	$0	$6	$6	$0	$12
Diluted income per share	$0.00	$0.15	$0.15	$0.00	$0.30
FFO	$7	$14	$15	$8	$44
Adjusted FFO	$8	$14	$15	$8	$45
FFO per share	$0.17	$0.32	$0.34	$0.20	$1.03
Adjusted FFO per share	$0.20	$0.32	$0.34	$0.20	$1.06
EBITDA	$17	$24	$25	$18	$84
Adjusted EBITDA	$17	$24	$25	$18	$84

The TRS is projected to be breakeven in year 2005, which includes $1.1 million for the amortization of deferred franchise conversion costs and $0.5 million for the amortization of lease acquisition cost, compared to the TRS net loss of $(4.6) million for the year 2004. The TRS on a

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comparable basis with the year 2004 has a projected year 2005 hotel gross margin of 77 percent and hotel gross operating profit percentage of 43 percent, as compared to 76 and 42 percent, respectively, for the year 2004.

The company has budgeted $17 million for selected capital projects at its hotel properties (excludes year 2005 acquisitions, developments and in-progress rebranding projects).

The company’s assumptions for its year 2005 guidance includes the recently completed 4.4 million common share offering on February 16, with the use of proceeds from the offering paying down a portion of the outstanding balance on the unsecured line of credit, and does not include the effects of any additional sales, acquisitions or developments of new hotels or other capital transactions, except as previously noted. The 4.4 million common share offering, which is expected to close today, is $0.06 dilutive to the year 2005 Adjusted FFO per share, assuming the use of proceeds from the offering are not reinvested into acquisitions.

The company intends to pay the regular quarterly dividend on the Series C Cumulative Preferred shares. The common share dividend will be evaluated on a quarterly basis for the year 2005, with the first quarter 2005 common share dividend approved at $0.06.

Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale extended-stay hotel properties throughout the United States. The company owns 69 hotels with a total of 8,725 suites or rooms in 20 states and Washington, D.C., and focuses on acquiring and/or developing upscale and upscale extended-stay hotels with premium brands and the rebranding and repositioning of other hotel properties. For more information about Innkeepers USA Trust, visit the company’s web site at www.innkeepersusa.com.

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To listen to a web cast of the company’s fourth quarter 2004 and year 2004 conference call on February 22, 2005, at 2 p.m. Eastern time, go to the web site and click on Conference Calls. Interested parties may listen to an archived web cast of the conference call on the web site, or may dial (800) 405-2236, pass code 11024060, to hear a telephone replay. The archived web cast and telephone replay will be available through Tuesday, March 1, 2005.

Included in this press release are certain non-GAAP financial measures within the meaning of Securities and Exchange Commission (SEC) rules and regulations that are different from measures calculated and presented in accordance with GAAP (generally accepted accounting principles). These non-GAAP financial measures are (i) funds from operations (FFO), (ii) FFO per share, (iii) Adjusted FFO, (iv) Adjusted FFO per share and (v) net income (loss) (computed in accordance with GAAP) before interest, taxes, depreciation and amortization, common and preferred minority interests and preferred dividends (EBITDA) and Adjusted EBITDA. The following explains why we believe these measures help provide investors with a more complete understanding of our financial and operating performance.

FFO As Defined by NAREIT and Adjusted FFO

The National Association of Real Estate Investment Trusts (NAREIT) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. Management believes that the presentation of FFO and Adjusted FFO (defined below) provides useful supplemental information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. Many other real estate companies use FFO as a measure of their financial and operating performance, which provides another basis of comparison for management. FFO, as defined, adds back historical cost depreciation. Historical cost depreciation assumes the value of real estate assets diminishes predictably over a certain period of time. In fact, real estate asset values historically have increased or decreased with market conditions. Consequently, FFO and Adjusted FFO may be useful supplemental measures in evaluating financial and operating performance by disregarding, or adding back, historical cost depreciation in the calculation of FFO and Adjusted FFO. Additionally, FFO per share and Adjusted FFO per share targets have historically been used to determine a significant portion of the incentive compensation of the company’s senior management.

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NAREIT defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company calculates FFO in compliance with the NAREIT definition. The company defines Adjusted FFO as FFO (as defined by NAREIT), adjusted for non-recurring and/or non-cash items, including discontinued operations and impairment losses. FFO is reconciled to net income (loss) applicable to common shareholders determined in accordance with GAAP on page 11.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income (loss) (computed in accordance with GAAP) before interest, taxes, depreciation and amortization, common and preferred minority interests and preferred dividends. The company defines Adjusted EBITDA as EBITDA adjusted for non-recurring and/or non-cash items, including gains (losses) from sales of property, discontinued operations and impairment losses. Management believes that the presentation of EBITDA and Adjusted EBITDA provides useful supplemental information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. EBITDA and Adjusted EBITDA are also factors in management’s evaluation of the financial and operating performance of the company, hotel level performance, investment opportunities, dispositions and financing transactions.

FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA, as presented, may not be comparable to FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA as calculated by other real estate companies. These measures do not reflect certain expenses that the company incurred and will incur, such as depreciation and interest (although we show such expenses in the reconciliation of these measures to their most directly comparable GAAP measures). None of these measures should be considered as an alternative to net income, cash flow provided by operating activities, or any other financial and operating performance measure prescribed by GAAP. These measures should only be used in conjunction with GAAP measures. EBITDA is reconciled to net income (loss) applicable to common shareholders determined in accordance with GAAP on page 11.

Cautionary statements set forth in reports filed by the company from time to time with the SEC discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) direct exposure to the operational risks of the hotel business (including decreasing hotel revenues and increasing hotel expenses) under the company’s taxable REIT subsidiary structure, (ii) risk that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or higher oil prices or changes in domestic or international political environments negatively affect the travel industry

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and the company, (iii) risk that the performance and prospects of businesses and industries that are important hotel demand generators in the company’s key markets decline (e.g., technology, automotive, aerospace), (iv) risk that international, national, regional and/or local economic conditions will, among other things, negatively affect demand for the company’s hotel rooms and the availability and terms of financing, (v) risk that the company’s ability to maintain its properties in competitive condition becomes prohibitively expensive, (vi) risk that pricing in the hotel acquisition market becomes prohibitively expensive or non-financeable and that potential acquisitions or developments do not perform in accordance with expectations, (vii) changes in travel patterns or the prevailing means of commerce (i.e., e-commerce), (viii) the complex tax rules that the company must satisfy to qualify as a REIT, and (ix) governmental regulation that may increase the company’s cost of doing business or otherwise negatively effect its business or its attractiveness as an investment and create risk of liability for non-compliance (e.g., changes in laws affecting taxes or dividends, compliance with the Americans with Disabilities Act, workers compensation law changes, the Sarbanes-Oxley law, etc.).

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Revenue:
Hotel Operating
Rooms	$48,513	$4,907	$192,260	$6,588
Food and beverage	269	0	1,061	0
Telephone	414	69	1,769	75
Other	1,243	124	4,544	176
Corporate
Percentage lease(1)	0	26,746	5,010	76,624
Other	80	98	385	366

Total revenue	$50,519	$31,944	$205,029	$83,829

Expenses:
Hotel Operating
Rooms	$11,681	$1,360	$43,253	$1,729
Food and beverage	218	0	1,020	0
Telephone	777	70	2,571	86
Other	602	53	2,036	68
General and administrative	5,171	614	18,509	792
Franchise and marketing fees	3,322	378	13,305	507
Amortization of deferred franchise conversion	274	34	1,047	34
Advertising and promotions	1,759	233	6,618	286
Utilities	2,405	337	9,290	426
Repairs and maintenance	3,013	316	10,771	382
Management fees	1,618	210	6,382	343
Amortization of deferred lease acquisition	131	32	512	32
Insurance	398	44	1,543	53
Corporate
Depreciation	8,202	8,285	31,806	31,907
Amortization of franchise fees	15	14	53	54
Ground rent	130	128	505	504
Interest	4,744	4,329	18,553	17,422
Amortization of loan origination fees	235	269	953	1,076
Property taxes and insurance	2,695	2,805	11,355	11,623
General and administrative	1,302	1,290	5,413	5,161
Amortization of unearned compensation(2)	194	373	948	1,443
Other charges(3)	0	(332)	875	1,224

Total expenses	$48,886	$20,842	$187,318	$75,152

Income before minority interest	$1,633	$11,102	$17,711	$8,677
Minority interest, common	70	228	32	563
Minority interest, preferred	(1,068)	(1,068)	(4,272)	(4,272)

Income from continuing operations	$635	$10,262	$13,471	$4,968

Discontinued operations(4)	(75)	(15,126)	1,129	(13,129)

Net income (loss)	$560	$(4,864)	$14,600	$(8,161)

Series A preferred share issuance costs(5)	0	0	(4,249)	0
Preferred share dividends	(2,900)	(2,495)	(11,489)	(9,983)

Net loss applicable to common shareholders	$(2,340)	$(7,359)	$(1,138)	$(18,144)

Diluted loss per share	$(0.06)	$(0.20)	$(0.03)	$(0.49)
Weighted average number of common shares	37,774,527	37,268,311	37,576,641	37,357,033

(1)	Percentange lease revenue was recognized on leases with entities other than the TRSs
(2)	Amortization of unearned compensation for the year 2004 includes $101,000 of restricted common share grants that vested on an accelerated basis upon separation of employment of a former officer.
(3)	Other charges for the year 2004 include $392,000 in severance costs to a former officer, a $250,000 reimbursement to Innkeepers Hospitality Management, Inc. (IHM) for expenses incurred for the transition of 17 hotel properties managed by affiliates of Marriott International, Inc. to IHM management and $233,000 of TRS transaction costs. Other charges in 2003 include TRS transaction costs and a litigation settlement.
(4)	Discontinued operations for the year 2004 includes two hotel properties sold in January 2004 and July 2004, respectively, and three hotel properties that were held for sale at December 31, 2004. The operations of the five hotel properties have been recognized and categorized as discontinued operations. Discontinued operations for the year 2004 also includes a $626,000 impairment loss relating to two of the three hotel properties held for sale at December 31, 2004. Discontinued operations for the year 2003, in addition to the five hotel properties noted above, also include another hotel property that was sold in September 2003. The operations of the six hotel properties have been recognized and categorized as discontinued operations. Discontinued operations for the year 2003 also includes a $15,243,000 impairment loss relating to the hotel property sold in July 2004 and two of the three hotel properties held for sale at December 31, 2004.
(5)	Issuance costs pertaining to the Series A Cumulative Convertible Preferred shares that were redeemed in January 2004.

INNKEEPERS USA TRUST

CALCULATION OF FFO, EBITDA AND RECONCILIATION TO NET LOSS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
CALCULATION OF FFO
Net loss applicable to common shareholders	$(2,340)	$(7,359)	$(1,138)	$(18,144)
Depreciation	8,202	8,285	31,806	31,907
Depreciation included in discontinued operations	0	766	1,564	2,636
Loss (Gain) on sale of hotels included in discontinued operations	4	0	(782)	57
Minority interest, common	(70)	(228)	(32)	(563)
Minority interest, preferred

FFO	$5,796	$1,464	$31,418	$15,893

Weighted average number of common shares and common share equivalents	39,196,016	38,632,431	39,013,311	38,630,167

FFO per share	$0.15	$0.04	$0.81	$0.41

FFO	$5,796	$1,464	$31,418	$15,893
Series A preferred share issuance costs	0	0	4,249	0
Other charges	0	(332)	875	1,224
Discontinued operations	(555)	(883)	(2,537)	(4,807)
Loss on hotels classified as held for sale included in discontinued operations	626	15,243	626	15,243
Deferred percentage lease revenue	0	(10,249)	0	0

Adjusted FFO	$5,867	$5,243	$34,631	$27,553

Adjusted FFO per share	$0.15	$0.14	$0.89	$0.71

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
CALCULATION OF EBITDA
Net loss applicable to common shareholders	$(2,340)	$(7,359)	$(1,138)	$(18,144)
Interest	4,744	4,329	18,553	17,422
Depreciation and amortization	9,051	9,007	35,319	34,546
Depreciation included in discontinued operations	0	766	1,564	2,636
Minority interest, common	(70)	(228)	(32)	(563)
Minority interest, preferred	1,068	1,068	4,272	4,272
Series A preferred share issuance costs	0	0	4,249	0
Preferred share dividends	2,900	2,495	11,489	9,983

EBITDA	$15,353	$10,078	$74,276	$50,152

Other charges	0	(332)	875	1,224
Discontinued operations	(555)	(883)	(2,537)	(4,807)
Loss (Gain) on sale of hotels included in discontinued operations	4	0	(782)	57
Loss on hotels classified as held for sale included in discontinued operations	626	15,243	626	15,243
Deferred percentage lease revenue	0	(10,249)	0	0

Adjusted EBITDA	$15,428	$13,857	$72,458	$61,869

INNKEEPERS USA TRUST

RECONCILIATION OF FFO AND

EBITDA TO NET INCOME (UNAUDITED)

(2005 GUIDANCE)

(in thousands, except per share data)

Twelve Months Ended December 31, 2005
CALCULATION OF FFO
Net income applicable to common shareholders	$12,000
Depreciation	33,000
Gain on sale of hotel included in discontinued operations	(1,000)

FFO	$44,000

Loss on extinguishment of debt	1,000

Adjusted FFO	$45,000

Weighted average number of common shares and common share equivalents	42,500

FFO per share	$1.03

Adjusted FFO per share	$1.06

Twelve Months Ended December 31, 2005
CALCULATION OF EBITDA
Net income applicable to common shareholders	$12,000
Interest	20,000
Depreciation and amortization	35,600
Minority interest, common	400
Minority interest, preferred	4,000
Preferred share dividends	12,000

EBITDA	$84,000

Gain on sale of hotel included in discontinued operations	(1,000)
Loss on extinguishment of debt	1,000

Adjusted EBITDA	$84,000

INNKEEPERS USA TRUST

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	December 31, 2004	December 31, 2003
ASSETS
Investment in hotel properties:
Land and improvements	$127,392	$102,823
Building and improvements	687,754	654,848
Furniture and equipment	101,909	92,206
Renovations in process	2,794	3,160
Hotels under development	3,864	0
Hotels held for sale	19,299	2,979

	943,012	856,016
Accumulated depreciation	(207,853)	(189,156)

Net investment in hotel properties	735,159	666,860

Cash and cash equivalents	22,837	9,586
Restricted cash and cash equivalents	10,781	7,586
Accounts receivable	4,577	8,091
Prepaids and inventory	2,539	1,794
Deferred and other	20,099	12,823

Total assets	$795,992	$706,740

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$286,865	$232,174
Accounts payable and accrued expenses	12,663	8,982
Payable to manager	209	811
Franchise conversion fee obligations	10,825	5,249
Distributions payable	5,450	3,977
Minority interest in Partnership	51,088	51,689

Total liabilities	367,100	302,882

Shareholders’ equity:
Preferred shares, $0.01 par value, 20,000,000 shares authorized, 5,800,000 and 4,630,000 shares issued and outstanding, respectively	145,000	115,750
Common shares, $0.01 par value, 100,000,000 shares authorized, 37,563,499 and 37,966,756 issued and outstanding, respectively	380	376
Additional paid-in capital	396,631	393,349
Unearned compensation	(448)	(897)
Distributions in excess of earnings	(112,671)	(104,720)

Total shareholders’ equity	428,892	403,858

Total liabilities and shareholders’ equity	$795,992	$706,740

INNKEEPERS USA TRUST

DEBT COMPOSITION (UNAUDITED)

As of December 31, 2004

(outstanding balance in thousands)

DEBT	Outstanding Balance	Stated Interest Rate		Maturity Date	Encumbered Properties
Unsecured Line of Credit(1)	$60,000	3.82%		July 2007	—
Industrial Revenue Bonds(1)	$10,000	3.00%		December 2014	—
Term Loan #1	$24,000	8.17%		October 2007	8
Term Loan #2	$36,000	8.15%		March 2009	8
Term Loan #3	$36,000	7.02%		April 2010	8
Term Loan #4	$56,000	7.16%		October 2009	8
Term Loan #5	$50,000	7.75%		January 2011	6
Mortgage	$13,000	10.35%		June 2010	1
Adjustment(2)	$2,000	—		—	—

TOTAL	$287,000	6.8	%(3)	5 years(4)	39

(1)	Variable rated debt. The stated interest rate of the industrial revenue bonds includes an annual letter of credit fee of 1.25%
(2)	Adjustment to record $13 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)
(3)	Weighted average calculated using the stated interest rate
(4)	Weighted average maturity

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Twelve Months Ended December 31,
	2004	2003
Cash flows from operating activities:
Net income (loss)	$14,600	$(8,161)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	36,883	37,182
Minority interests	4,240	3,709
Loss on hotels classified as held for sale included in discontinued operations	626	15,243
Loss (Gain) on sale of hotels included in discontinued operations	(782)	57
Changes in operating assets and liabilities:
Accounts receivable	3,514	693
Prepaids and inventory	(745)	323
Accounts payable and accrued expenses	3,681	1,282
Payable to manager	(602)	811

Net cash provided by operating activities	$61,415	$51,139

Cash flows from investing activities:
Investment in hotel properties	$(110,194)	$(35,663)
Deposit for acquisition of hotel properties	(1,784)	0
Proceeds from sale of hotels	8,727	1,990
Net withdrawals (deposits) into restricted cash and cash equivalents	(3,195)	6,565
Lease acquisition	(1,336)	(3,895)
Payment of franchise fees	(272)	(10)
Repayment of advances	325	0

Net cash used in investing activities	$(107,729)	$(31,013)

Cash flows from financing activities:
Proceeds from debt issuance	$85,574	$0
Payments on debt	(30,883)	(4,556)
Payments on franchise conversion obligations	(120)	0
Distributions paid to unit holders	(4,442)	(4,624)
Distributions paid to shareholders	(16,862)	(21,241)
Redemption of shares and units	(115,730)	(1,055)
Proceeds from issuance of common and preferred shares	143,155	(153)
Loan origination fees and costs paid	(1,127)	(278)

Net cash provided (used) by financing activities	$59,565	$(31,907)

Net increase (decrease) in cash and cash equivalents	$13,251	$(11,781)
Cash and cash equivalents at beginning of period	9,586	21,367

Cash and cash equivalents at end of period	$22,837	$9,586

Supplemental cash flow information:
Interest paid	$18,146	$17,454

INNKEEPERS USA TRUST

OTHER DATA (UNAUDITED)

(in thousands, except shares data)

	December 31, 2004	December 31, 2003
CAPITALIZATION
Common share market capitalization	$539,000	$314,000
Market capitalization	$1,042,000	$704,000
Common share closing price	$14.20	$8.37
Common share dividend(1)	$0.18	$0.17
Common share dividend yield(1)	1.3%	2.0%
Preferred share closing price	$25.75	$25.20
Preferred share dividend(2)	$2.04	$2.11
Preferred share dividend yield(2)	7.9%	8.4%

DEBT COVERAGE
Debt weighted average interest rate	6.8%	7.5%
Debt to investment in hotel properties	30%	27%
Debt and preferred shares to investment in hotel properties	46%	41%
Debt to market capitalization	28%	33%
Debt and preferred shares to market capitalization	41%	49%

LIQUIDITY/FLEXIBILITY
Debt Due 2004	—	$5,000
Debt Due 2005	$6,000	$6,000
Debt Due 2006	$7,000	$7,000
Debt Due 2007 and thereafter	$274,000	$214,000

Unencumbered hotel assets(3)	43%	42%
Unsecured Line of Credit Outstanding Balance	$60,000	$0
Unsecured Line of Credit Available Balance(4)	$65,000	$125,000

SHARES AND UNITS OUTSTANDING
Common Shares	37,966,756	37,563,499
Common Partnership Units	1,117,056	1,167,236
Preferred Partnership Units	3,884,469	3,884,469
Preferred Shares(5)	5,800,000	6,857,493

(1)	Regular common share dividends declared for the year 2004 and regular and special common share dividends declared for the year 2003
(2)	Regular preferred share dividends declared for the years 2004 and 2003
(3)	Based upon the number of hotels
(4)	The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings. The $135 million revolving unsecured line of credit available balance has been reduced by a $10 million letter of credit.
(5)	December 31, 2004 includes Series C Cumulative preferred shares issued in January 2004 that are not convertible into common shares. December 31, 2003 includes Series A Cumulative convertible preferred shares which were redeemed in January 2004 and assumes the conversion of these preferred shares into common shares.

INNKEEPERS USA TRUST

HOTEL OPERATING RESULTS (UNAUDITED)

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
PORTFOLIO(1)
Average Daily Rate		$94.74	$89.35	6.03%	$95.42	$92.24	3.45%
Occupancy		70.20%	67.97%	3.28%	73.92%	70.96%	4.17%
RevPAR		$66.51	$60.73	9.52%	$70.54	$65.45	7.78%

Number of hotel properties	66
Percent of total rooms	100.0%
Percent of room revenue(2)	100.0%

BY SEGMENT
Upscale Extended Stay
Average Daily Rate		$97.37	$92.06	5.77%	$97.25	$94.15	3.29%
Occupancy		72.94%	70.89%	2.89%	77.21%	73.68%	4.79%
RevPAR		$71.02	$65.26	8.83%	$75.09	$69.37	8.25%

Number of hotel properties	51
Percent of total rooms	75.3%
Percent of room revenue(2)	80.8%

Upscale(1)
Average Daily Rate		$86.88	$75.25	15.46%	$102.69	$96.24	6.70%
Occupancy		57.19%	67.56%	-15.35%	67.89%	73.06%	-7.08%
RevPAR		$49.69	$50.84	-2.26%	$69.72	$70.31	-0.84%

Number of hotel properties	2
Percent of total rooms	4.3%
Percent of room revenue(2)	3.3%

Mid Priced(1)
Average Daily Rate		$85.00	$80.52	5.56%	$85.94	$83.00	3.54%
Occupancy		62.84%	57.32%	9.63%	62.89%	60.68%	3.64%
RevPAR		$53.41	$46.15	15.73%	$54.05	$50.37	7.31%

Number of hotel properties	13
Percent of total rooms	20.4%
Percent of room revenue(2)	15.9%

BY FRANCHISE AFFILIATION
Residence Inn
Average Daily Rate		$97.38	$92.20	5.62%	$97.38	$94.77	2.75%
Occupancy		71.97%	69.27%	3.90%	76.42%	71.73%	6.54%
RevPAR		$70.08	$63.86	9.74%	$74.42	$67.98	9.47%

Number of hotel properties	44
Percent of total rooms	64.4%
Percent of room revenue(2)	69.1%

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
Summerfield Suites
Average Daily Rate		$92.64	$87.56	5.80%	$93.76	$88.66	5.75%
Occupancy		79.51%	80.76%	-1.55%	83.06%	86.53%	-4.01%
RevPAR		$73.66	$70.72	4.16%	$77.88	$76.71	1.53%

Number of hotel properties	6
Percent of total rooms	9.1%
Percent of room revenue(2)	10.2%

Hampton Inn(1)
Average Daily Rate		$87.10	$81.13	7.36%	$87.76	$83.94	4.55%
Occupancy		63.79%	57.96%	10.06%	63.94%	61.37%	4.19%
RevPAR		$55.56	$47.03	18.14%	$56.12	$51.51	8.95%

Number of hotel properties	11
Percent of total rooms	16.8%
Percent of room revenue(2)	13.6%

BY MANAGEMENT COMPANY
Innkeepers Hospitality Management(1)(3)
Average Daily Rate		$94.90	$89.68	5.82%	$95.09	$91.96	3.40%
Occupancy		70.77%	68.06%	3.98%	74.07%	70.76%	4.68%
RevPAR		$67.16	$61.04	10.03%	$70.44	$65.07	8.25%

Number of hotel properties	65
Percent of total rooms	97.4%
Percent of room revenue(2)	98.2%

Third Party Managed
Average Daily Rate		$86.10	$76.50	12.55%	$117.24	$106.57	10.01%
Occupancy		49.24%	64.78%	-23.99%	65.11%	82.43%	-21.01%
RevPAR		$42.40	$49.56	-14.45%	$76.34	$87.85	-13.10%

Number of hotel properties	1
Percent of total rooms	2.6%
Percent of room revenue(2)	1.8%

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
BY GEOGRAPHIC REGION
New England [ME, NH, VT, MA, CT, RI]
Average Daily Rate		$89.47	$90.12	-0.72%	$91.88	$90.38	1.66%
Occupancy		65.77%	57.98%	13.44%	63.37%	60.40%	4.92%
RevPAR		$58.85	$52.25	12.63%	$58.23	$54.59	6.67%

Number of hotel properties	5
Percent of total rooms	7.0%
Percent of room revenue(2)	5.9%

Middle Atlantic(1) [NY, NJ, PA]
Average Daily Rate		$101.81	$97.00	4.96%	$103.26	$99.53	3.75%
Occupancy		70.38%	69.80%	0.83%	74.00%	73.21%	1.08%
RevPAR		$71.66	$67.71	5.83%	$76.41	$72.87	4.86%

Number of hotel properties	10
Percent of total rooms	13.7%
Percent of room revenue(2)	15.1%

South Atlantic(1) [DE, MD, WV, DC, VA, NC, SC, GA, FL]
Average Daily Rate		$91.82	$83.17	10.40%	$94.68	$89.05	6.32%
Occupancy		69.72%	66.87%	4.26%	73.46%	69.68%	5.42%
RevPAR		$64.01	$55.62	15.08%	$69.55	$62.05	12.09%

Number of hotel properties	13
Percent of total rooms	20.9%
Percent of room revenue(2)	19.9%

East North Central [OH, MI, IN, IL, WI]
Average Daily Rate		$88.00	$83.59	5.28%	$87.22	$86.15	1.24%
Occupancy		65.09%	63.18%	3.02%	68.94%	67.15%	2.67%
RevPAR		$57.28	$52.81	8.46%	$60.13	$57.85	3.94%

Number of hotel properties	12
Percent of total rooms	16.2%
Percent of room revenue(2)	14.0%

East South Central(1) [KY, TN, AL, MS]
Average Daily Rate		$81.18	$73.46	10.51%	$81.28	$78.04	4.15%
Occupancy		78.96%	80.63%	-2.07%	86.33%	80.80%	6.84%
RevPAR		$64.10	$59.23	8.22%	$70.17	$63.06	11.27%

Number of hotel properties	2
Percent of total rooms	2.1%
Percent of room revenue(2)	2.2%

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
West North Central [MN, IA, MO, KS, NE, SD, ND]
Average Daily Rate		$79.32	$77.24	2.69%	$81.22	$78.52	3.44%
Occupancy		74.05%	73.45%	0.82%	77.99%	78.51%	-0.66%
RevPAR		$58.74	$56.74	3.52%	$63.35	$61.65	2.76%

Number of hotel properties	1
Percent of total rooms	0.8%
Percent of room revenue(2)	0.7%

West South Central [AR, LA, OK, TX]
Average Daily Rate		$88.96	$85.71	3.79%	$86.00	$83.65	2.81%
Occupancy		76.19%	69.70%	9.31%	78.48%	76.51%	2.57%
RevPAR		$67.78	$59.74	13.46%	$67.49	$63.99	5.47%

Number of hotel properties	5
Percent of total rooms	8.4%
Percent of room revenue(2)	7.5%

Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
Average Daily Rate		$89.45	$83.41	7.24%	$88.22	$86.98	1.43%
Occupancy		64.80%	68.17%	-4.94%	70.19%	73.71%	-4.78%
RevPAR		$57.97	$56.86	1.95%	$61.92	$64.12	-3.43%

Number of hotel properties	2
Percent of total rooms	3.5%
Percent of room revenue(2)	3.1%

Pacific [WA, OR, CA, AK, HI]
Average Daily Rate		$102.27	$96.40	6.09%	$102.31	$99.35	2.98%
Occupancy		72.66%	71.56%	1.54%	77.95%	72.80%	7.07%
RevPAR		$74.31	$68.98	7.73%	$79.75	$72.33	10.26%

Number of hotel properties	16
Percent of total rooms	27.4%
Percent of room revenue(2)	31.6%

BY SELECTED MSA
Atlanta
Average Daily Rate		$86.52	$87.48	-1.10%	$89.95	$91.40	-1.59%
Occupancy		65.76%	51.87%	26.78%	71.97%	58.25%	23.55%
RevPAR		$56.89	$45.37	25.39%	$64.74	$53.24	21.60%

Number of hotel properties	2
Percent of total rooms	3.4%
Percent of room revenue(2)	3.2%

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
Boston
Average Daily Rate		$76.15	$80.08	-4.91%	$77.59	$79.37	-2.24%
Occupancy		56.21%	43.36%	29.64%	52.95%	47.64%	11.15%
RevPAR		$42.80	$34.72	23.27%	$41.08	$37.81	8.65%

Number of hotel properties	2
Percent of total rooms	3.7%
Percent of room revenue(2)	2.2%

Chicago
Average Daily Rate		$88.12	$84.07	4.82%	$88.79	$86.86	2.22%
Occupancy		64.45%	59.75%	7.87%	64.46%	63.61%	1.34%
RevPAR		$56.79	$50.23	13.06%	$57.24	$55.25	3.60%

Number of hotel properties	4
Percent of total rooms	6.8%
Percent of room revenue(2)	5.6%

Dallas/Ft. Worth
Average Daily Rate		$80.08	$77.69	3.08%	$80.45	$78.87	2.00%
Occupancy		76.67%	67.19%	14.11%	79.08%	75.64%	4.55%
RevPAR		$61.40	$52.21	17.60%	$63.62	$59.66	6.64%

Number of hotel properties	4
Percent of total rooms	6.6%
Percent of room revenue(2)	6.1%

Denver
Average Daily Rate		$89.45	$83.41	7.24%	$88.22	$86.98	1.43%
Occupancy		64.80%	68.17%	-4.94%	70.19%	73.71%	-4.78%
RevPAR		$57.97	$56.86	1.95%	$61.92	$64.12	-3.43%

Number of hotel properties	2
Percent of total rooms	3.5%
Percent of room revenue(2)	3.1%

Detroit
Average Daily Rate		$92.39	$87.55	5.53%	$90.19	$90.79	-0.66%
Occupancy		64.11%	69.62%	-7.91%	74.57%	72.72%	2.54%
RevPAR		$59.23	$60.96	-2.84%	$67.26	$66.02	1.88%

Number of hotel properties	3
Percent of total rooms	4.4%
Percent of room revenue(2)	4.3%

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
Hartford
Average Daily Rate		$104.04	$101.61	2.39%	$105.08	$102.04	2.98%
Occupancy		75.08%	71.41%	5.14%	73.02%	72.76%	0.36%
RevPAR		$78.12	$72.55	7.68%	$76.73	$74.25	3.34%

Number of hotel properties	2
Percent of total rooms	2.3%
Percent of room revenue(2)	2.6%

Philadelphia
Average Daily Rate		$94.97	$89.00	6.71%	$94.85	$90.23	5.12%
Occupancy		74.52%	74.83%	-0.41%	76.61%	77.13%	-0.67%
RevPAR		$70.78	$66.60	6.28%	$72.66	$69.59	4.41%

Number of hotel properties	4
Percent of total rooms	5.6%
Percent of room revenue(2)	5.9%

Richmond
Average Daily Rate		$88.54	$83.86	5.58%	$91.34	$83.41	9.51%
Occupancy		75.31%	80.89%	-6.90%	76.64%	75.88%	1.00%
RevPAR		$66.67	$67.83	-1.71%	$70.01	$63.29	10.62%

Number of hotel properties	2
Percent of total rooms	2.2%
Percent of room revenue(2)	2.3%

San Francisco/San Jose/Oakland
Average Daily Rate		$103.89	$96.95	7.16%	$103.78	$102.53	1.22%
Occupancy		70.07%	66.26%	5.75%	74.68%	65.96%	13.22%
RevPAR		$72.80	$64.24	13.33%	$77.51	$67.63	14.61%

Number of hotel properties	8
Percent of total rooms	14.5%
Percent of room revenue(2)	16.3%

Seattle/Portland
Average Daily Rate		$97.59	$93.44	4.44%	$98.47	$94.51	4.19%
Occupancy		72.99%	73.00%	-0.01%	78.56%	77.38%	1.52%
RevPAR		$71.23	$68.21	4.43%	$77.35	$73.13	5.77%

Number of hotel properties	6
Percent of total rooms	9.0%
Percent of room revenue(2)	10.0%

	December 31, 2004	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2004	2003		2004	2003
Washington, D.C.(1)
Average Daily Rate		$112.87	$98.56	14.52%	$108.27	$101.00	7.20%
Occupancy		68.26%	71.88%	-5.04%	74.61%	70.19%	6.30%
RevPAR		$77.05	$70.84	8.77%	$80.77	$70.89	13.94%

Number of hotel properties	3
Percent of total rooms	5.2%
Percent of room revenue(2)	6.1%

(1)	Hotel operating results exclude one hotel property acquired in June 2003 which will be converted to a Courtyard hotel, one hotel property acquired in June 2004 which will be converted to a Hampton Inn hotel and one hotel property acquired in December 2004.
(2)	Room revenue for the year 2004
(3)	17 of the 60 hotel properties managed by Innkeepers Hospitality Management, Inc. (IHM) were previously managed by affiliates of Marriott International, Inc. during a portion of the year 2003. IHM assumed management of one Sunrise Suites hotel previously managed by affiliates of Wyndham International, Inc. on March 1, 2004, and five Summerfield Suites by Wyndham hotels previously managed by affiliates of Wyndham International, Inc. on April 1, 2004.